Exhibit 32.1

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of Globalink, LTD. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-Q for the period ended March 31, 2013 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2013

By: /s/ Robin Young

Robin Young

Chief Executive Officer

Exhibit 32.2

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of Globalink, LTD. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-Q for the period ended March 31, 2013 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2013

By: /s/Ben Choi

Ben Choi

Chief Financial Officer